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Exhibit No. 99

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Global Structured Finance

BoAMS 2003-7
15 Year Fixed
Collateral Summary Report

1. General Pool Characteristics

Pool Size: $301,859,240.48
Loan Count: 576
Cut-off Date: 2003-08-01
Avg. Loan Balance: $524,061.18
Avg. Orig. Balance: $525,078.91
W.A. FICO*: 746
W.A. Orig. LTV: 56.27%
W.A. Cut-Off LTV: 56.16%
W.A. Gross Coupon: 5.245%
W.A. Net Coupon: 4.987%
W.A. Administration Fee: 0.2575%
W.A. Orig. Term: 179 months
W.A. Rem. Term: 178 months
W.A. Age: 0 months
% over 80 COLTV: 0.36%
% over 100 COLTV: 0.00%
% with PMI: 0.36%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 56.12%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.70%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

2. Original Balance

----------------------------------------
Original Balance                Percent
----------------------------------------
250,001 - 350,000                  2.72%
----------------------------------------
350,001 - 450,000                 29.77
----------------------------------------
450,001 - 550,000                 21.61
----------------------------------------
550,001 - 650,000                 18.45
----------------------------------------
650,001 - 750,000                 13.52
----------------------------------------
750,001 - 850,000                  2.89
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850,001 - 950,000                  4.52
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950,001 - 1,050,000                4.25
----------------------------------------
1,050,001 - 1,150,000              1.11
----------------------------------------
1,150,001 - 1,250,000              1.16
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Total:                           100.00%
----------------------------------------
Average: $525,078.91
Lowest: $330,000.00
Highest: $1,180,000.00

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3. Cut-Off Balance

------------------------------------
Cut-Off Balance             Percent
------------------------------------
300,001 - 400,000             17.80%
------------------------------------
400,001 - 500,000             26.22
------------------------------------
500,001 - 600,000             19.82
------------------------------------
600,001 - 700,000             15.93
------------------------------------
700,001 - 800,000              8.35
------------------------------------
800,001 - 900,000              2.59
------------------------------------
900,001 - 1,000,000            7.02
------------------------------------
1,000,001 - 1,100,000          0.36
------------------------------------
1,100,001 - 1,200,000          1.91
------------------------------------
Total:                       100.00%
------------------------------------
Average:   524,061.18
Lowest:    328,803.59
Highest: 1,178,000.00

4. Lien Position

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Lien Position               Percent
------------------------------------
1                            100.00%
------------------------------------
Total:                       100.00%
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5. Coupon

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Coupon                      Percent
------------------------------------
4.626 - 4.750                  0.14%
------------------------------------
4.751 - 4.875                  1.14
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4.876 - 5.000                 18.59
------------------------------------
5.001 - 5.125                 14.31
------------------------------------
5.126 - 5.250                  34.6
------------------------------------
5.251 - 5.375                  18.3
------------------------------------
5.376 - 5.500                  8.91
------------------------------------
5.501 - 5.625                  1.97
------------------------------------
5.626 - 5.750                  1.04
------------------------------------
5.751 - 5.875                  0.89
------------------------------------
5.876 - 6.000                  0.12
------------------------------------
Total:                       100.00%
------------------------------------
W.A.:    5.245
Lowest:  4.750
Highest: 6.000

6. Credit Score*

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Credit Score*               Percent
------------------------------------
801 - 850                      1.97%
------------------------------------
751 - 800                     50.38
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701 - 750                     34.65
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651 - 700                     11.03
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601 - 650                      1.96
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Total:                       100.00%
------------------------------------
W.A.:    746
Lowest:  628
Highest: 837

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7.  PMI Providers

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PMI Providers                Percent
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NONE                           99.64%
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PMI                             0.24
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UGIC                            0.12
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Total:                        100.00%
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8.  Product Type

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Product Type                 Percent
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15 Y FIXED                    100.00%
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Total:                        100.00%
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9.  Loan Purpose

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Loan Purpose                 Percent
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R/T Refi                       81.72%
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C/O Refi                          13
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Purchase                        5.28
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Total:                        100.00%
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10. Loan Type

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Loan Type                    Percent
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CONVENTIONAL                  100.00%
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Total:                        100.00%
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11. Property Type

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Property Type                Percent
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SFR                            76.26%
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PUD Detach                     20.04
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Condo                           2.57
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2-Family                        0.65
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PUD Attach                      0.49
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Total:                        100.00%
--------------------------------------

12. Occupancy Status

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Occupancy Status             Percent
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Primary                       100.00%
--------------------------------------
Total:                        100.00%
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13. Documentation

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Documentation                Percent
--------------------------------------
Rapid                          51.94%
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Reduced                        34.16
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Standard                       12.86
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All Ready Home                  1.05
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Total:                        100.00%
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14. State

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State                 Percent
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California              49.50%
------------------------------
Illinois                 6.74
------------------------------
Florida                  6.23
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Maryland                 5.38
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Virginia                 4.05
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Other                   28.09
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Total:                 100.00%
------------------------------

15. Zip Code

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Zip Code              Percent
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90274                    1.70%
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90275                    1.34
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95070                    1.17
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91302                    1.14
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94010                    1.12
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Other                   93.52
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Total:                 100.00%
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16. OLTV

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OLTV                  Percent
------------------------------
*** 20.00                1.30%
------------------------------
20.01 - 25.00            2.01
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25.01 - 30.00            3.02
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30.01 - 35.00            5.36
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35.01 - 40.00            5.74
------------------------------
40.01 - 45.00            5.38
------------------------------
45.01 - 50.00           10.13
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50.01 - 55.00           12.19
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55.01 - 60.00           10.44
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60.01 - 65.00           11.92
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65.01 - 70.00           11.34
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70.01 - 75.00            9.72
------------------------------
75.01 - 80.00            11.1
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85.01 - 90.00            0.36
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Total:                 100.00%
------------------------------
W.A.:    56.27%
Lowest:  10.20%
Highest: 90.00%

17. Cut-Off LTV

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Cut-Off LTV           Percent
------------------------------
*** 20.00                1.30%
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20.01 - 25.00            2.01
------------------------------
25.01 - 30.00            3.02
------------------------------
30.01 - 35.00            5.36
------------------------------
35.01 - 40.00            5.89
------------------------------
40.01 - 45.00             5.4
------------------------------
45.01 - 50.00           10.33
------------------------------
50.01 - 55.00           11.96
------------------------------
55.01 - 60.00           10.45
------------------------------
60.01 - 65.00           11.95
------------------------------
65.01 - 70.00           11.81
------------------------------
70.01 - 75.00            9.07
------------------------------
75.01 - 80.00            11.1
------------------------------
85.01 - 90.00            0.36
------------------------------
Total:                 100.00%
------------------------------
W.A.:    56.16%
Lowest:  10.20%
Highest: 90.00%

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18. Delinquency*

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Delinquency*                Percent
-------------------------------------
0-29 days                    100.00%
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Total:                       100.00%
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* MBA method

19. Times 30 Days

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Times 30 Days               Percent
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0                             99.72%
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1                              0.28
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Total:                       100.00%
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20. Prepay Penalty Flag

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Prepay Penalty Flag         Percent
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N                            100.00%
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Total:                       100.00%
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21. Prepay Penalty Term

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Prepay Penalty Term         Percent
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0                            100.00%
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Total:                       100.00%
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W.A.:  0.0
Lowest:  0
Highest: 0

22. Buydown Agreement

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Buydown Agreement           Percent
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N                            100.00%
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Total:                       100.00%
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23. Original Term

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Original Term               Percent
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120                            1.76%
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132                             0.2
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156                            0.28
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168                            0.35
-------------------------------------
180                           97.42
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Total:                       100.00%
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W.A.:  178.7 months
Lowest:  120 months
Highest: 180 months

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24. Scheduled Remaining Term

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Scheduled Remaining Term       Percent
---------------------------------------
115 - 120                         1.76%
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121 - 168                         0.82
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169 - 174                         0.12
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175 - 180                         97.3
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Total:                          100.00%
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W.A.:  178.3 months
Lowest:  119 months
Highest: 180 months

25. Cut-Off Loan Age

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Cut-Off Loan Age               Percent
---------------------------------------
0                                56.99%
---------------------------------------
06-Jan                           42.89
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12-Jul                            0.12
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Total:                          100.00%
---------------------------------------
W.A.:  0.5 months
Lowest:  0 months
Highest: 9 months

Banc of America Securities LLC


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